Exhibit 10.8

                                   RENEWAL OF
                          EMPLOYMENT AGREEMENT BETWEEN

               William J. Reuter, Chairman, President and CEO, AND


                          SUSQUEHANNA BANCSHARES, INC.

     As of Wednesday, January 15, 2003, the employment of William J. Reuter is hereby deemed to be renewed for three (3) years under the terms and conditions per the Employment Agreement dated March 12, 2001 (but effective as of February 28, 2001), as amended.

     The base salary as per Section 4.1 will be $420,000 per year.

                                        SUSQUEHANNA BANCSHARES, INC.
Attest:



/s/ Lisa M. Cavage                      By: /s/ Edward Balderston, Jr.
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Secretary                               Edward Balderston, Jr.
Lisa M. Cavage                          SVP & Group Executive


[SEAL]

                               SECOND AMENDMENT TO
                              EMPLOYMENT AGREEMENT

     The Employment Agreement effective as of February 28, 2001, and amended by the First Amendment to Employment Agreement dated January 18, 2002, by and between SUSQUEHANNA BANCSHARES, INC., a Pennsylvania corporation organized as a financial holding company under the Bank Holding Company Act of 1956, as amended (the "Company"), and WILLIAM J. REUTER, an adult individual whose principal residence is at 6 Apple Hill Drive, Lititz, Pennsylvania 17543 (the "Employee"), is hereby amended as follows:

     1. Subparagraph 10.5(b) is amended to read in its entirety as follows:

     "(b) all other employee benefits to which the Employee would have been entitled under paragraph 7 hereof if he had remained in the employ of the Company for the remainder of the Period of Employment. However, to the extent that such employee benefits are provided by insurance companies and other vendors not affiliated with the Company, the obligation of the Company to provide such employee benefits shall not exceed that to which the Employee would be entitled under the contracts in force between the Company and such vendors at the time of the event of termination under this subparagraph 10.5."

     As so amended, said Employment Agreement is hereby confirmed, with the intent to be legally bound, this 22nd day of January, 2003.

                                         SUSQUEHANNA BANCSHARES, INC.


Attest: /s/ Lisa M. Cavage               By: /s/ Gregory A. Duncan
        ------------------                   ---------------------
Secretary                                Name: Gregory A. Duncan
                                         Title: Executive Vice President and COO

                                         EMPLOYEE

Witness:



/s/ Edward Balderston, Jr.               /s/ William J. Reuter
--------------------------               ---------------------
Name:  Edward Balderston, Jr.            William J. Reuter